                                                                   EXHIBIT 10.23


                                     LEASE

STATE OF OKLAHOMA

COUNTY OF TULSA

THIS LEASE AGREEMENT (this "Lease") is made and entered into this 7th day of July, 1999, by and between the Landlord and Tenant hereinafter named.


DEFINITIONS AND BANK PROVISIONS

The following definitions and basic provisions shall be consulted in conjunction with and limited by the references thereto in other provisions of this Lease:

(a)  "Landlord":                   Twenty First Properties, Inc., an Oklahoma
                                   corporation

(b)  "Landlord's Address":         2121 South Columbia Avenue
                                   Suite 650
                                   Tulsa, Oklahoma 74114-3505

(c)  "Tenant":                     medibuy.com, a Delaware Corporation

(d)  "Tenant's Address":           777 Alvarado Road, Suite 401
                                   La Mesa, California 91941

(e)  "Tenant's Representative":    Charlie Smith

(f)  "Building":                   Atlanta South Office Park

(g)  "Building's Address":         2526 East 71st Street, Suite C
                                   Tulsa, Oklahoma 74136

(h)  "Premises":                   Approximately 1,326 rentable square feet in
                                   the Building, such Premises being shown and outlined on the plan attached hereto as Exhibit "A" and being part of the Project situated on the real property described in Exhibit "B" attached hereto.

(i)  "Project":                    The term "Project" shall refer to the real
                                   property described in Exhibit "B" together with Building and all other improvements and appurtenances thereon, together with any such additions or changes as Landlord may from time to time designate as included within the Project.

(j)  "Environmental Law":          The term "Environmental Law" shall mean any
                                   federal, state, county, municipal, law,
                                   statute, code, rule, ordinance, regulation, order, judgment, decree, injunction or common law relating to any Hazardous Substances, pollution or protection of health and/or the environment now or at any time hereinafter in effect, as the same may be amended from time to time.

(k)  "Total Rentable Square Feet of Building":  81,450

(l)  "Commencement Date":                       August 1, 1999

(m)  "Expiration Date":                         July 31, 2002

(n)  "Term":                                    Three (3) years

(o)  "Rent" or "rent":             Rent or rent as used herein shall be deemed
                                   to consist collectively of (i) base rent as hereinafter scheduled; and (b) Additional
                                   Rent or additional rent as hereinafter
                                   defined.

(p)  "Schedule of Base Rent":

Months              Monthly Installment           Total Period Base Rent
------              -------------------           ----------------------
1-36                $1,270.75                     $45,747.00
-------             --------------------          -----------------------
-------             --------------------          -----------------------
-------             --------------------          -----------------------
-------             --------------------          -----------------------
-------             --------------------          -----------------------

               (q)  "TOTAL SCHEDULED BASE RENT":       $45,747.00

               (r)  "SECURITY DEPOSIT":                $1,270.73

               (s)  "GUARANTOR":                       N/A

                    (EXHIBIT "C" ATTACHED)

               (t)  "PREPAID RENTAL":                  $1,270.75

               (u)  "PERMITTED USES":      General Office Use

                                           -------------------------------------

               (v)  "SPECIAL PROVISIONS":  See Exhibit "A" Tenant Improvements
                                           See Exhibit "B" Rules and Regulations

                                           -------------------------------------

GRANTING
CLAUSE In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby demises and issues to Tenant, and Tenant hereby takes from Landlord, the Premises to have and to hold the same for the Term specified herein, all upon the terms and conditions set forth in this Lease.

SERVICES
BY LANDLORD    Landlord agrees to furnish Tenant during Tenant's occupancy of the Premises the following services:

                    (a) Hot and cold water at those points of supply provided for general use of tenant.

                    (b) Air conditioning, heat and electric current (for lighting and fractional horsepower machines only) during reasonable hours of generally recognized business days, as determined by Landlord at such quantity and of such quality as Landlord determines in its sole judgement is reasonably necessary for Tenant's comfortable use and enjoyment of the Premises.

                    (c) Elevator service is common with other tenants for ingress to and egress from the Premises.

                    (d)  Industrial cleaning services, five (5) days per week.

                    (e) Electrical lighting for public areas and special service areas of the Project in the manner and to the extent deemed by Landlord to be standard.

               Failure to any extent to furnish, or any stoppage of, such services, resulting from causes beyond control of Landlord or from any cause, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as to evictions of Tenant or work as abatement of rent, not relieve Tenant from fulfillment of any covenant or agreement hereunder. Should any equipment or machinery break down, or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in services occasioned thereby or resulting therefrom.

               This Lease is conditioned upon faithful performance by Tenant of the following agreements, covenants, rules and regulations, herein set out and agreed to by Tenant.

PAYMENTS (A) All rent payments are due in advance on the first day of each and every month, during the Term, and should be payable at the place designated for the delivery of notices in Landlord at the time of payment, without abatement, deduction setoff, courier-claim, suspension, determined or reduction of any kind or for any reason. The obligation of Tenant to pay Base Rent is an independent covenant, and so act as circumstance whether constituting breach of covenant by Landlord or not, shall release Tenant of the obligation to pay rent.

               (B) Tenant shall pay as additional rent any sums of money or other charges required to be paid by Tenant under this Lease, whether or not the same be designated specifically as "additional fees".

               (C) Any amount due from tenant to Landlord hereunder which is not paid when due shall bear interest at the maximum lawful rate from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest, if the monthly rental provided herein is not paid within five (5) days after the time is due, a late charge equal to ten percent (10%) of the amount overdue of One Hundred Dollars ($100.00), whichever is greater, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's Due payment, which damages include Landlord's activities administrative and other costs associated with such late payment and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damages in such event. Such interest and late payment penalties are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

COMMON AREA

2. The "Common Area" is the part of the Project designated by Landlord from time to time for the common use of all tenants, including, without limitation, the parking area, sidewalks, landscaping, curbs, loading areas, private streets and alleys, lighting facilities, enclosed mall, corridors, hallways, stairs and public bathrooms, if any, all of which shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord shall designate. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the location, dimensions, identity and type of any improvements currently a part of, or planned to be a part of the Project, and to construct additional buildings or additional stories on existing buildings or other improvements on the Project, and to eliminate improvements currently a part of the Project. Tenant and its agents, employees, servants, licensees and invitees shall have the non-exclusive license to use the Common Area in common with Landlord, other tenants and other persons permitted by Landlord to use the Common Area subject to the Rules and Regulations which are attached as Exhibit '3'. Without limiting the foregoing, Landlord reserves the right to designate parking areas within the Common Area or in reasonable proximity thereto, for Tenant and Landlord's agents, servants, employees, contractors, licensees and/or invitees. Tenant shall not solicit business or display merchandise within the Common Area, or distribute hardbills therein, or take any action which would interfere with the rights of other persons to use the Common Area. Landlord may temporarily close the Project (or part thereof) as a result of disastrous acts of nature, and Landlord shall not be liable to Tenant for any interruption of Tenant's business during such periods.


REPAIRS BY TENANT

3. Tenant will, at Tenant's own cost and expense, keep the Premises and all other improvements to the extent covered by this Lease in sound condition and good repair, and shall repair or replace any damage or injury done to the Premises or any other part of the Project by Tenant or Tenant's agents, employees, licensees, contractors, invitees and visitors, and if Tenant fails to make such repair or replacements promptly, or within 15 days of occurrence, to the satisfaction of Landlord, Landlord may at its option make such repair or replacement, and Tenant shall pay to Landlord immediately upon demand as additional rent the costs of such repairs and replacements plus fifteen percent (15%) of such costs. Tenant will not commit or allow any waste or damage to be committed on any portion of the Premises, and shall at the expiration or earlier termination of this Lease by lapse of time or otherwise, deliver up the said Premises to Landlord in as good condition as at time of possession, ordinary wear and tear excepted, and upon such termination of this Lease Landlord shall have the right to re-enter and resume possession of the Premises. Upon move out by Tenant, should the Premises require any repairs or replacement which are the responsibility of Tenant hereunder, Landlord shall have the right to make such repairs or replacements at Tenant's cost and expense.

ASSIGNMENTS OR SUBLETTING

4. Tenant shall not sell, mortgage, transfer, or assign this Lease, or any assets or interest therein, or allow same to be assigned by operation of law or otherwise, or sublet the Premises, or any part thereof, or use permit same to be used for any other purpose than stated in the use clause hereof without the written consent of Landlord, which consent will not be unreasonably withheld. Notwithstanding the foregoing, in the event the Tenant desires to assign or sublet the Premises, Tenant shall provide Landlord with not less than one hundred twenty (120) days written notice of Tenant's request, specifying in detail any and all terms of such assignment or sublease. Landlord reserves the right to cancel and terminate this Lease within thirty (30) days upon receipt of such notice from Tenant of its request to assign or sublet the Premises. In the event Landlord consents to an assignment or sublease of the Premises, which assignment or sublease results in rental payments in excess of the monthly payments due and owing under the terms of this Lease, such excess rental payments shall be deemed to be rental payments due and owing Landlord. Any sale, hypothecation, transfer, assignment or subletting which is not in compliance with the provisions of this Lease shall be voidable by Landlord and shall, at the option of Landlord, constitute a default under this Lease. Landlord's acceptance of rent directly from any subtenant, assignee or other transferee shall not be construed as Landlord's approval or consent thereto nor Landlord's agreement to accept the attornment of any subtenant in the event of any termination of this Lease. In no event shall Landlord's consent to any further assignment or subletting be construed as (i) relieving Tenant from the obligation to obtain Landlord's express written consent to any further assignment or subletting or (ii) releasing Tenant from any liability or obligation hereunder whether or not then accrued, and Tenant shall continue to be fully, jointly and severally liable hereunder. As a further condition to Landlord's consent to any subletting, assignment or other transfer of part or all of Tenant's interest in the Premises (i) Tenant shall be required to pay Landlord's reasonable attorney's fees and other costs incurred in connection with the review and execution thereof, (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which payments will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against same due under this Lease, and such sublessee shall agree to attorn to Landlord, or its successors and assigns, at its request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and (iii)
Landlord may require that Tenant not then be in default under this Lease in any respect. In the event that Tenant files any type of petition in bankruptcy or has same filed against it and Landlord does not elect to terminate this Lease is deemed to have waived its right to terminate this Lease, and in the event that the trustee or receiver appointed by the bankruptcy court attempts to assume this Lease and thereupon assign it to a third party, then Landlord shall have the right to terminate this Lease within thirty (30) days upon gaining knowledge of such attempted assumption and assignment, or upon being given written notice of same by Tenant, whichever is later. Upon any subletting or assignment by Tenant any renewal options, expansion options, rights of first refusal and/or exclusivity provisions shall become null and void.

If Tenant is a corporation, partnership, limited liability company, or other entity and if, at any time during this Term, any part or all of the corporate shares or ownership interests, as the case may be, Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law, or other disposition so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of such shares or interest on the date of this Lease, Tenant shall properly notifying Landlord in writing of such change, and Landlord may terminate this Lease at any time after such change in control by giving Tenant thirty (30) days prior written notice of such termination.

ALTERATIONS ADDITIONS, AND IMPROVEMENTS

5. Tenants shall not make or allow to be made any alterations, additions, or improvements in or to the Premises without the prior written consent of Landlord; such consent will not be unreasonably withheld, but Landlord may impose, as a condition of such consent, such requirements as Landlord in its sole discretion may deem reasonable or desirable, including without limiting the generality of the foregoing, requirements as to the manner in which, the time or times at which, and the contractor by whom such work shall be done. Such alterations, additions, or improvements when made to the Premises by Tenant shall be surrendered to Landlord and become the property of Landlord upon termination in any manner of this Lease, but this clause shall not apply to movable non-attached fixtures or furniture of Tenant, provided, however, if prior to termination of this Lease, or within thirty (30) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove such alterations, additions, or improvements, which were placed in or on the Premises by Tenant and which are designated in said notice and shall repair any damage occasioned by such removal and in default thereof Landlord may affect said removals and repairs at Tenant's expense. All work with respect to alterations, additions, and improvements shall be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the improvements on the Premises shall at all times be a complete unit except during the period of work. Any such alterations, additions and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto, and with the requirements of all carriers of insurance on the Premises and the Board of Underwriters, Fire Rating Bureau, or similar organization. Tenant shall obtain at its sole cost and expense all required licenses and permits. In performing the work of any such alterations, additions or improvements, Tenant shall have the work performed in such a manner so as not to obstruct the access to or within the Building of any other tenant. Before commanding any such work or construction in or about the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord deems necessary to protect the Premises or the Project, and Landlord from the liens of mechanic, laborers, materialman, suppliers or vendors. If any liens are filed against Landlord or any part the Project as a result of Tenant's work, Tenant shall cause same to be discharged by payment or bonding within ten (10) days after such lien is filed.

LEGAL AND VIOLATIONS OF INSURANCE COVERAGE

6. Tenant shall not occupy or use, nor permit any portion of the Premises or any other part of the project to be occupied or used for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or ??? hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Project or contents, and in the event that, by reason of acts of Tenant, there shall be any increase in rate of insurance on the Project or contents created by Tenant's acts or conduct of business, then Tenant hereby agrees to pay such increase.

Tenant shall not use or occupy the Premises or permit the same to be used for any purpose whatsoever other than the Permitted Use. Tenant shall procure, at its sole expense, any permits and licenses required for the transaction of business in the Premises and otherwise comply and cause the Premises to comply with all applicable laws, ordinances and governmental regulations, as amended, including, but not limited to the Americans With Disabilities Act and any Environmental Laws.

Tenant acknowledges and understands that the proper tenant mix of the Building is essential to the successful operation of the Building and that the restriction against the unauthorized use of the Premises is not amended to act as a restraint on trade but to protect and insure the correct tenant mix.

LAWS AND REGULATIONS

7. Tenant shall maintain the Premises in a clean and healthful condition and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having any jurisdiction thereof) with reference to conditions, or occupancy of the Premises.

INDEMNITY, LIABILITY AND LOSS OR DAMAGE

8. By moving into the Premises or taking possession thereof, Tenant accepts the Premises as suitable for the purpose for which the same are leased and accepts the Project and each and every appurtenance thereof, and Tenant by said acts waives any and all defects therein. Landlord shall not be liable to Tenant or Tenant's officers, agents, employees, contractors, guests, invitees, licensees or to any person claiming by, through or under Tenant for any injury to person, loss or damage to property, or for loss or damage to Tenant's business, occasioned by or through the acts or omissions of Landlord or any other person, or by any other cause whatsoever except Landlord's gross negligence or willful wrong to the extent Landlord is not prevented by law from contracting against such liability, Tenant shall indemnify Landlord and save it harmless from all suits, actions, damages, judgements, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Project or the occupancy or use thereof by Tenant, its officers, agents, contractors, employees, servants, invitees, licensees or any other person claiming by, through or under Tenant. If Landlord shall without fault on its part, be made a party to any action commenced by or against Tenant, Tenant shall indemnify, defend and hold Landlord harmless from any ????, expense, claims or actions arising out of any of the foregoing (including, without limitation, any court costs and attorney's fees). The provisions of this Paragraph "8" shall survive the expiration or earlier termination of this Lease with respect to any claims or liability occurring prior thereto.

BUILDING RULES AND REGULATIONS

9. Tenant and Tenant's officers, agents, employees, contractors and invitees shall comply fully with all requirements of the Rules and Regulations which are attached as Exhibit "B" and made a part hereof as fully set out herein. Landlord shall at all times have the right to amend or supplement such Rules and Regulations or to amend them in such reasonable manner as may be deemed advisable for Premises and the Project. Such additional Rules and Regulations shall be forwarded to Tenant in writing and shall be carried out and observed by Tenant.

ENTRY FOR REPAIRS AND INSPECTION

10. Tenant will permit Landlord or their officers, agents, contractors and representatives, the right to enter into and upon all parts of the Premises, at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary or for making repairs, alterations or additions to adjacent amenities or any other premises in the Building and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. In the event of an emergency, Tenant hereby grants to Landlord the right to enter the Premises at any time. In addition, Tenant shall permit Landlord or Landlord's agent and any other person authorized by the same to enter the Premises during the last six months of the Term for the purpose of exhibiting the Premises to prospective lessees.

NUISANCE

11. Tenant will conduct its business, and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, interfere with, annoy, or disturb other tenants or Landlord in the management of the Building.

EMINENT DOMAIN AND FORCE MAJEURE

12. (A) If the whole of the Premises or so much thereof as to render the balance unusable by Tenant is taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is later. No award for any partial or entire taking shall be apportioned and Tenant hereby releases any claim to and assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, pursuant to the foregoing, the rent shall be reduced in proration of the area taken, effective on the date physical possession is taken by the condemning authority.

     (B) Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of a government body or authority, or other matter beyond the control of Landlord or for any damage or inconvenience which may arise through repair or alteration of any part of the Project or failure to make any such repairs, or from any cause whatever, unless caused solely by Landlord's gross negligence.

LANDLORD'S LIEN

13. As security for the performance of the obligations of the Tenant under this Lease, the Tenant hereby grants the Landlord a security interest to all of the property now owned or hereafter acquired by the Tenant which is located in the Premises and all proceeds and products thereof. The Tenant shall not remove any of such personal property from the Premises until all of the Tenant's obligations under this Lease have been satisfied in full. Without excluding any other manner of notice, any requirement for reasonable service to the Tenant of the Landlord's intention to dispense of any property pursuant to the enforcement of such security interest will be met if such notice is given at least ten days before the close of such disposition. Any sale made pursuant to the enforcement of such security interest will be deemed to have been a public sale conducted in a commercially reasonable manner if held at the Premises after advertisement of the time, place, method of sale and a general description of the property to be sold in a daily newspaper published in the country in which the Premises is located, for five (5) consecutive days before the date of sale. The Tenant agrees to execute and deliver to the Landlord such financing statements, continuation statements and other instruments as Landlord might reasonably require to perfect, protect or continue the foregoing security interest within ten (10) days after written request therefor.

ABANDONMENT

14. If the Premises are abandoned or vacated by Tenant, Landlord shall have the right, but not the obligation, to: (a) raise same for the remainder of the period covered hereby; and if the rent is not received through such reletting at least equal to the rent provided hereunder, Tenant shall pay and satisfy any deficiencies between the amount of rent called for and that received through reletting and all expenses incurred by any such reletting, including but not limited to, the cost of renovating, altering and decorating for a new occupant, and/or (b) provide for the storage of any personal property remaining in the Premises without liability of any kind or nature for the cost of storage or the return of the personal property to Tenant or take title to the abandoned personal property which title shall pass to Landlord under this Lease as a Bill of Sale without additional payments or credit from Landlord to Tenant. Notwithstanding the foregoing, during the last ninety (90) days of the term of this Lease if Tenant removes a substantial portion of Tenant's property or Tenant has been in physical absence for ten (10) days it shall, at Landlord's option constitute an abandonment and Landlord may enter the Premises for purposes of renovating, altering and decorating the Premises for occupancy at the end of the Term by a new tenant without in any way affecting Tenant's obligation to pay rent and comply with all other terms and conditions of this Lease. Nothing herein shall be construed as in any way denying Landlord the right, in case of abandonment, of the Premises, or other breach of this Lease by Tenant, to treat the same as an entire breach, and, at Landlord's option, immediately sue for the entire breach of this Lease and any and all damages occasioned Landlord thereby.

HOLDING OVER

15. In case of holding over by Tenant after expiration or termination of this Lease, Tenant shall pay as liquidated damages double rent for the entire holdover period, and shall pay all attorney's fees, and expenses incurred by Landlord in enforcing its rights hereunder. No holding over by Tenant after the terms of this Lease, either with or without the content and acquiescence of Landlord, shall operate to extend this Lease for a longer period than one month; and holding over with the consent of Landlord in writing shall thereafter constitute a tenancy Agreement from month to month, subject to all the terms and conditions of this Lease. The foregoing provisions of this Paragraph 15 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

ATTORNEY'S FEES

16. In case Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease, and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due, or to become due hereunder or recovery of the possession of the Premises in the hands of an attorney or files upon the same, Tenant agrees to pay Landlord's reasonable attorney's fees, and payment of the same shall be secured in like manner as is herein provided, is to all remedies which may be invoked by Landlord to secure payment of rent.

DAMAGE OR DESTRUCTION

17. If the Premises or the Building in which the Premises are located shall be damaged by any cause or means whatsoever not caused or contributed to by the negligence or fault of Tenant, its employees, agents, contractors, invitees or visitors, and if insurance proceeds have been made available therefor, and if said damage can be repaired within a period of ninety (90) working days by using standard working methods and procedures, Landlord shall within a reasonable time after the occurrences of said damage, and to the extent of the insurance proceeds available therefor, enter and make repairs, and this Lease shall not be affected but shall continue in full force and effect. However, if said damage cannot be repaired within a period of ninety (90) working days by using standard working methods and procedures, then this Lease shall cease and terminate as of the date of such occurrence, and Tenant shall pay rent hereunder to such date and immediately surrender the Premises to Landlord, unless within a period of sixty (60) working days from the date of such occurrence Landlord shall elect to keep this Lease in force and to restore the Premises to substantially the condition as existed prior to the date of such occurrence by giving Tenant written notice of such election within said sixty (60) working day period. If Landlord so elects to continue the Lease and restore the Premises, Landlord shall within a reasonable time after the date of the notice of said election enter and make repairs, and this Lease shall not be affected, except that rents hereunder shall be equitably abated while such repairs are being made for the period of time and in the proportion that the Premises are untenable. If, however, such damage is contributed to or results from the fault of Tenant, Tenant's employees, agents, contractors, invitees or visitors, and if Landlord does not have insurance covering such damage, such damage shall be repaired by and at the expense of Tenant under the consent, direction and supervision of Landlord, and the rent shall continue without abatement or reduction. The completion of the repairs of all such damages is subject to reasonable delays resulting from survey of such damage, obtaining plans and letting contracts for repair, adjustment or insurance loss, strikes, labor difficulties, unavailability of material, or other causes beyond the control of the party obligated to make such repairs. Notwithstanding anything to the contrary contained in this Paragraph 17, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises on account of the damage resulting from any casualty covered under this Paragraph 17 which occurs during the last twelve (12) months of the Term (or any extension thereof). Landlord shall not be required to repair any injury or damage by any cause, or to make any repairs or replacement of any property insured or required to be insured under this Lease by Tenant.

INSURANCE

18. Tenant agrees during the Term (and any extension thereof) to carry: a broad form comprehensive policy of public liability insurance (to include Premises/ Operations, Independent Contractors, Broad Form Contractual in support of Tenant's indemnities in this Lease Agreement and Personal Injury Liability Coverage) covering the Premises in an amount of not less than $1,000,000 combined single limit personal injury and property damage insurance; fire and extended coverage insurance covering all alterations, additions, partitions, improvements made or placed by Tenant in the Premises, and contents placed by Tenant in the Premises; Workers' Compensation Insurance in an amount equal to the minimum statutory limit (as the same hereafter may be amended): Employers Liability Insurance in an amount of not less than $500,000; and, Automobile Liability Insurance in an amount not less than $300,000, all with companies satisfactory to Landlord in the name of Tenant (with Landlord and, if requested by Landlord, any mortgages, trust deed holder, ground lessor or secured party with a substantial interest in this Lease and/or the Project named as additional insureds in the policy or by endorsement). Tenant also agrees to pay the premiums therefor and to deliver copies of said policies and/or endorsement thereto to Landlord, and the failure of Tenant to either obtain said insurance or deliver copies of said policies or certificates thereof to Landlord shall permit Landlord to procure said insurance and pay the requisite premiums therefore, which premiums shall be repayable to Landlord with the next monthly rental payment. Each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent insurance furnished to Landlord that will give Landlord no less than thirty (30) days written notice before the policy or policies in question shall be altered or canceled. All such insurance policies shall be primary, noncontributable and shall contain cross-liability coverage or an endorsement. The amounts of such insurance required hereunder shall be subject to adjustment from time to time as requested by Landlord or as requested by any ground lessor or lender with an interest in the Project.

TRANSFER OF LANDLORD'S RIGHTS

19. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder and in the Building and property referred to herein. Such transfers or assignments may be either in a corporation, trust company, individual, or group of individuals, and howsoever made are to be in all things respected and recognized by Tenant.

In the event of the transfer and assignment by Landlord of its interest in this Lease to any person expressly assuming Landlord's obligation under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relaying thereto.

EVENTS OF DEFAULT AND REMEDIES

20. The following shall be deemed a default by Tenant under this Lease: (a) If Tenant fails to pay when due any installment of rent or any other payment to Landlord as herein provided; and if Tenant fails to comply with any term, provision, condition, or covenant of this Lease other than the payment of rent, or any of the Rules and Regulations new or hereafter established by Landlord;
(b) Tenant abandons, deserts or vacates the Premises; (c) any petition is filed by or against Tenant under any section or chapter of the Bankruptcy Code, as amended, or under any similar law or statute of the United States or of any state thereof; (d) Tenant becomes insolvent or makes a transfer in fraud of creditors; (e) Tenant makes an assignment for benefit of creditors, or (f) a receiver is appointed for Tenant or any of the assets of Tenant. Upon the occurrence of any such event or default, Landlord shall have the option to pursue any one or more of the following remedies or any other remedy that it may serve at law or equity, without any notice or demand whatever.

     (1) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution of any claim for damages therefor.

     (2) Take immediate possession of the Premises, but if Tenant shall fail to vacate the Premises, Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects, "by force if necessary", without being liable to prosecution or any claim for damages therefor, and Tenant agrees to indemnify Landlord for all loss, damage, and expense including reasonable attorney's fees which Landlord may suffer by reason of such termination.

     (3) Declare the entire amount of the rent which would have become due and payable during the remainder of the Term to be due and payable immediately, in which event, Tenant agrees to pay the same at once, together with all rents therefor due, to Landlord at the address specified herein or hereunder, provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall actually constitute payment in advance of the rent for the remainder of the Term. The acceptance of such payment by Landlord shall not constitute a waiver or any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease.

     (4) Relet the Premises and receive the rent therefor, and in such event, Tenant shall pay Landlord the cost of renovating, repairing and altering the Premises for a new tenant or tenants and any deficiency that may arise by reason of such reletting, on demand, at the address of Landlord specified herein or hereunder provided, however, the failure or refusal of Landlord to relet the Premises shall not release or affect Tenant's liability for rent or for damages and such rent and damages shall be paid by Tenant on the date specified herein.

     (5) Landlord may, as agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Premises, "by force if necessary", without being liable to prosecution or any claim or damages therefor, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law and/or equity.

No act or thing done by Landlord or its agents during the Term hereof shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. The mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy Landlord might have, either in law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease or any of the Rules and Regulations attached hereto or hereafter adopted by Landlord, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant in this Lease contained shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations attached hereto, or hereafter adopted, against Tenant and/or any other tenant of the Project shall not be deemed a waiver. Waiver of said Rules and Regulations by Landlord shall be in writing and signed by Landlord. (In case it should be necessary or proper for Landlord to bring any action under this Lease to consult or place said Lease or any amounts payable by Tenant thereunder, with an attorney ???? or for the enforcement of any of the Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord reasonable attorney's fees.)

In the event of any default by Landlord, Tenant shall give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days (or such longer as may be required in the exercise of due diligence) in which to cure any such default. Unless and until Landlord fails to cure any default after such notice, Tenant shall not have any remedy or cause of action or reason thereafter. All obligations of Landlord hereunder shall be constructed as covenants, not conditions. The term "Landlord" shall mean the owner, for the time being, of the Project, and in the event of transfer by such owner of its interest in the Project, such owner shall thereupon be released and discharged for all covenants and obligations of the Landlord thereafter accruing, that such covenants and obligations shall be binding during the Term upon such new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, in the event of any breach of default by Landlord any term or provision of this Lease, Tenant agrees to look entirely to the equity or interest then owned by Landlord in the Project; however, in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Landlord.

OTHER DEFAULTS

21. In the event Tenant, or Tenant's subsidiary or affiliate, shall have other leases for other premises in the Project, any default by Tenant or Tenant's subsidiary or affiliate under such other lease shall be deemed to be a default herein and Landlord shall be entitled to enforce all rights and remedies as provided for a default herein.

BIND AND INURE

22. The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Landlord named herein and each successive owner of the Premises shall be liable only for the obligations occurring during the period of its ownership. Whenever the Project is owned by a trustee or trustees, the obligations of Landlord shall be binding upon Landlord's trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually. In the event this Lease is executed by two or more persons or entities as "Tenant", the liability of each shall be joint and several.

QUIET POSSESSION

23. Landlord hereby covenants that Tenant, upon paying rent as herein reserved, and performing all covenants and agreements herein contained on part of Tenancy, may have the peaceable and quiet enjoyment and possession of the Premises.

POSSESSION

24. If for any reason the Premises shall not be ready for occupancy by Tenant at the Commencement Date, this Lease shall not be affected thereby, nor shall Tenant have any claim against Landlord by reason thereof, but no rent shall be payable for the period during which the Premises shall not be ready for occupancy. All claims for damages arising out of any such delay are waived and released by Tenant. With respect to the foregoing, if delivery of possession of the Premises shall be delayed beyond the Commencement Date, it is understood and agreed that the Commencement Date shall be extended to the date that the Premises are tendered to the Tenant in which event the Term shall be correspondingly extended. In the event of such delay in tendering the Premises to Tenant, Landlord shall not be liable to Tenant for any damage whatsoever resulting from the delay in the delivery of possession of the Premises. Notwithstanding the foregoing, it is understood that if and to the extent that Landlord is unable to deliver timely possession of the Premises to Tenant due to delays by Tenant, then the rent reserves shall commence to accrue on the date possession of the Premises would have been delivered to Tenant but for the delays of Tenant. If permission is given to Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease (including the payment of rent) except those relating to the Term.

CONDITION OF PREMISES

25. Tenant acknowledges that neither Landlord nor any agent of Landlord have made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business or profession. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition.

ESTOPPEL CERTIFICATE

26. Within five (5) days after request thereof by Landlord, Tenant agrees to execute and deliver in recordable form an estoppel certificate to any proposed mortgagee or purchaser, or to Landlord, certifying that this lease is unmodified and in full force and effect (or, if there has been any modification, that the same is in full force and effect as modified, and stating the modification), that there are no defenses or offsets thereto (or specifically stating those claimed by Tenant), and the dates to which Rent and other charges have been paid, and stating such other matters as Landlord may require concerning the lease or the Premises. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the referenced period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate. Tenant irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such certificate if Tenant fails to deliver the same within such period and such certificate is signed by Landlord shall be fully binding on Tenant.

SIGNS

27. Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's prior written approval and consent in such instance. Tenant further agrees to maintain any such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition at all times.

PERSONAL PROPERTY TAXES

28. With respect to Tenant's fixtures, furnishings, equipment and all other personal property located in the Premises, Tenant shall pay, prior to delinquency all taxes assessed against or levied thereon and when possible, shall cause same to be assessed and billed separately from the property of Landlord, but if same shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after Landlord's delivery to Tenant of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. In addition Tenant shall pay promptly when due all taxes imposed upon Tenant's rent, gross receipts, charges and business operations.

SUBORDINATES

29. Tenant hereby subordinates this Lease and all rights of Tenant hereunder to any mortgage or mortgages, or vendor's lien, or similar instruments which now are or which may from time to time be placed upon the Project, and such mortgage or mortgages or liens or other instruments shall be superior to and prior to this Lease. Tenant further covenants and agrees that if the mortgage or other lien holder acquires the Premises as a purchaser at any such foreclosure sale (any such mortgagee or other lien-holder or purchaser of the foreclosure sale being such hereunder referred to as the "Purchaser at Foreclosure"). Tenant shall thereafter, but only at the option of the Purchaser at Foreclosure, as evidenced by the written notice of its election given to Tenant within a reasonable time thereafter, remain bound by ??? or otherwise to the same effect as if a new and identical Lease between the Purchaser at Foreclosure, as Landlord, and Tenant, as tenant, had been entered into for the remainder of the Term in effect at the institution of the foreclosure proceedings. Tenant agrees to execute any instrument or instruments which may be deemed necessary or desirable further to effect the subordination of this Lease to each such mortgage, lien or instrument or to confirm any election to continue the Lease in effect in the event of foreclosure, as above provided. Tenant hereby irrevocably appoints Landlord as its special attorney-in-fact to execute and deliver any document or documents provided for herein for and in the name of Tenant. Such power, being coupled with and interest, is irrevocable.

SEVERABILITY CLAUSE

30. If any clause or provision of that is illegal, invalid, or unenforceable under present or future laws effective during the Term, then and in that event, it is the ?? of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that is ?? of each clause or provision that is illegal, invalid, unenforceable, there be added as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. The caption of each paragraph hereof is added as a matter of convenience solely and shall be considered to be of no effect on the construction of any provision or provisions of this Lease.

SECURITY DEPOSIT

31. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy use the Security Deposit paid to Landlord by Tenant as herein provided to the extent necessary to make good any arrears of rent and other damage, injury, expenses or liability caused to Landlord by such event of default. If any portions of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord is an amount sufficient to restore the security deposit to its original amount. Tenant shall not be entitled to interest on the security deposit. Tenant shall not grant anyone a security interest of any kind in such security deposit and no such security agreement shall be binding on Landlord. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit, or any balance thereof remaining, shall be returned to Tenant at the expiration of the Term and upon Tenant's vacation of the Premises. Such Security Deposit shall not be considered as advance payment of rental or a measure of Landlord's damages in case of default by Tenant.

WAIVER OF SUBROGATION

32. Tenant hereby waives all right of subrogation by any insurance company issuing policies carried by Tenant including, without limitation, the Premises, Tenant's fixtures, personal property, or leasehold improvements, or Tenant's business.

ADJUSTMENT OF RENTAL

33.  (A)  Operating Expenses:

          (1) The term "Operating Expenses" shall mean all costs of management, operating and maintenance of the land, the Project and improvements and appurtenances thereon, all accrued and based on a calendar year insurance premiums period, as determined by generally accepted accounting principles, including by way of illustration but not limitation, real estate taxes, personal property taxes; other taxes, assessments and governmental charges (including taxes on rents of services); expenses for abatements, utilities, insurance premiums, janitorial and cleaning services, licenses, permits and inspection fees, heating and cooling, maintenance and repairs, general administration costs and expenses, labor and supplies, capital expenditures which result in a substantial labor or cost saving device or operation in which case the capital expenditures shall be amortized over ten years and included on an annual basis in the Operating Expenses, whether such Operating Expenses, or any portion thereof, are paid by the Landlord, directly by the Tenant, excluding, however, depreciation, capital expenditures which do not result in a substantial labor or cost saving device cost of Tenant improvements and commissions paid for leasing.

          (2) It is agreed that the Base Rent provided for herein includes the Tenant's share of Operating Expenses during the first year of the Term. If the amount of such Operating Expenses for the entire Project exceed, in any calendar year, the actual base year operating expenses for 1998, Tenant shall pay its share of the excess in the same manner and with the same interest so stated throughout this Paragraph 33 within ten (10) days of billing, as additional rental the Tenant's share of such excess.

          (3) It is further agreed and understood that approximately January 1st of each calendar year or as soon thereafter as the information can be obtained, Landlord shall notify Tenant of such calculations and (1) effective each January 1st, during the Term and on the first (1st) day of each of the succeeding eleven (11) months of each calendar year. Tenant shall pay the Landlord one-twelfth (1/12) of its share of the increase in annual Operating Expenses over and above actual base year operating expenses.

     (B) If the average occupancy in any calendar year is less than ninety percent (90%), then the Operating Expenses for such year shall be adjusted to reflect what the expenses would have been at an occupancy of ninety-five percent (95%).

     (C) It is further agreed that the provisions of Paragraph 33 shall survive the expiration or earlier termination of this Lease and be applicable to such portion of the calendar year as this Lease was in effect.

     (D) In no event shall any provision of this Paragraph 33 result in any reduction in the Base Rent.

SALE OF ASSETS

36. Tenant shall not transfer any portion of its assets outside the ordinary course of its business so that the effect causes the Tenant to default under Paragraph 35 of this Lease.

INTEREST ON PAST DUE OBLIGATIONS

37. Any interest due from Tenant hereunder which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date until paid, unless otherwise specifically provides herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

RELOCATION OF TENANT

38. At any time after Tenant's occupancy, upon at least thirty (30) days' written notice to tenant, Landlord shall be entitled to relocate Tenant from the Premises above to another space in the Building or to any other building in the Project (Relocated Suite) provided that: (a) the Relocated Suite shall provide Tenant with at least as much net rentable area as the Premises; (b) the Relocated Suite shall provide Tenant with substantially the same improvements as are provided to Tenant in the Premises at no additional cost to Tenant; and (c) the reasonable expenses incurred by Tenant in relocation to the Relocated Suite shall be borne by Landlord. Upon any such relocation, Landlord and Tenant shall execute an addendum to amend this Lease to describe the Relocated Suite; and, in any event, upon such or relocation being effected this Lease thereafter shall no longer apply to the portion of the Building described in Section 4 above, but shall be deemed to apply to the Relocated Suite.

INABILITY TO PERFORM

39. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike or other labor troubles, or act of God, or any other cause beyond the control of Landlord.

INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

40. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. Any written addenda to this Lease, when signed or initialed by the contracting parties shall be deemed a part of this Lease to the same full extent as if incorporated herein.

ACCORD AND SATISFACTION

41. No payment by Tenant or receipt by Landlord of a lesser amount than that stipulated herein for rent, additional rent or any other charge shall be deemed to be other than on account of the partial stipulated rent, additional rent or other charge then due, nor shall any endorsement or statement on a check or letter accompanying any check or payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such rent, additional rent or other charges or pursue any other remedy in this Lease, at law or in equity.

TIME OF ESSENCE

42. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor, except that whenever a period of time as herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for and there should be excluded from the computation of any such period of time, any delays due to restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of the Landlord.

NO BROKER OR AGENT OF TENANT

43. Tenant warrants that is has had no dealing with any broker or agent in connection with the negotiation or execution of this Lease, other than: (a) Landlord's broker or agent, if any, and, (b) a broker or agent authorized to act as co-broker under a written co-brokerage agreement with Landlord, if any. Tenant agrees to hold harmless and indemnify Landlord as to any claim which may be asserted by any broker or agent which has acted for or on behalf of Tenant in connection with the negotiation or execution of this Lease unless such claim expressly and specifically has been authorized and is due under the terms of such a written co-brokerage agreement.

LEASE EFFECTIVE UPON EXECUTION

44. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises as herein set forth, and under no circumstances shall such delivery be deemed to cause an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon execution hereof by Landlord and delivery of a signed copy to Tenant.

NOTICES

45. All other notices or communications which may be required or which may be given under the terms of this lease shall be in writing and shall be deemed sufficiently given or served if personally delivered to the other party, or if sent by registered certified mail, return receipt requested, postage prepaid, or by overnight delivery service such as Federal Express, Airborne, etc., in all cases addressed to the parties hereto at the respective addresses set out in the Basic Provisions above. The date of service by mail of any notice or other communication required or which may be given under the terms of this lease shall be two (2) dates after the date on which the same is deposited in the United States mail by the party giving such notice. The date of service by personal delivery shall be the date of such delivery. The date of service by overnight delivery service shall be the day after the same is deposited with such overnight delivery service. Any address or name specified for notices may be changed by notice given in accordance with the provisions of this section. The inability to deliver because of a changed address of which no notice was given or the rejection or other refusal to accept a notice or other communication shall not be deemed to affect the service of such notice.

EXECUTED and delivered as of the day and year first above written.


Tenant:   medibuy.com                    LANDLORD: TWENTY FIRST PROPERTIES, INC.
       -----------------------------               an Oklahoma Corporation
          a Delaware Corporation


By:       /s/ CHARLIE SMITH              By:      /s/ PAUL D. WILSON
   ---------------------------------        ---------------------------------
            Charlie Smith                            Paul D. Wilson


Title:        President                  Title:         President
      ------------------------------           ------------------------------

                                  EXHIBIT "A"

                     SPECIFICATIONS OF TENANT IMPROVEMENTS

Landlord agrees to provide Tenant with the following specific improvements listed below. Any changes or upgrades in the items listed below will be paid for by Tenant. These changes or requests must be made in writing to Landlord and must be paid within one (1) week of the completion of work. Any modifications desired by Tenant are to be approved by Landlord and carried out by Landlord's general contractors.


                                  [FLOOR PLAN]


                                  SUITE 2526-C
                           1,324 RENTABLE SQUARE FEET

1. Landlord shall paint space with color to be selected by Tenant from samples provided by Landlord including the exterior frame and door of Suite 2526-C.

2. Landlord shall carpet space with color to be selected by Tenant from samples provided by Landlord.

3. Landlord shall replace stained or damaged ceiling tiles as needed throughout the suite.

4. Within ninety (90) days of the commencement date, Landlord agrees to install new carpet in the common area and to touch up the paint in the common area hallway.


"LANDLORD"                                "TENANT"

Twenty First Properties, Inc.,            medibuy.com
an Oklahoma Corporation                   a Delaware Corporation


By:  /s/ PAUL D. WILSON                   By: /s/ CHARLIE SMITH
   ------------------------------            ------------------------------
         Paul D. Wilson                           Charlie Smith


Title:     President                      Title:      President
      ---------------------------               ---------------------------

                                  EXHIBIT "B"

                         BUILDING RULES AND REGULATIONS


1. No additional locks or belts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. Tenant must, upon the termination of its tenancy, restore to Landlord all keys either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

2. Directories will be placed by Landlord, at its own expense, in conspicuous places in the Building. No other directories shall be permitted, unless previously consented to by Landlord in writing.

3. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in the Project including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any service affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of Building.

4. Movement in or out of the Building of furniture or office equipment, or dispersion or receipt by Tenant of any merchandise or materials which require use of elevators or stairways, or movement through Building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control as to the time, method and routing of movement and as to limitations imposed for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant, from time of entering property to completion of work, and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

5. No signs, advertisements or services shall be painted or affixed on or to any windows or doors, or other parts of the Building or the Project, exempt of color, size and style and in such places, as shall be first approved in writing by Landlord. All signs will be contracted for by Landlord at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

6. If any Premises becomes infested with vermin, the Tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time to the satisfaction of the Landlord and shall employ such exterminations as shall be approved by Landlord.

7. Tenant and Tenant's agents, employees, guests and invitees shall not bring into or keep in the Building, including but not limited to the Premises and the Common Area, any explosives, firearms or weapons, including any licensed concealed firearms. Tenant shall advise all agents, employees, guests and invitees of this rule and shall enforce this rule upon the Premises. Tenant is to assume all risk as to damage to real or personal property and injury to persons as a result of Tenant's agents, employees, guests and invitees bringing such items into the Building, including but not limited to the Premises and the Common Area. Landlord shall not be liable for the acts of any persons bringing explosives, firearms or weapons into the Building, including but not limited to the Premises and the Common Area, or for any damage or loss to property or persons resulting therefrom.

8. Tenant shall not place, install or operate in the Premises or in any part of the Building, any engines or machinery, or maintain, use or keep any inflammable, explosive, or hazardous material without comment of Landlord.

9. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or public room regardless of whether such loss occurs when the area is locked against entry or not.

10. No birds or animals shall be brought into or kept in or about Building.

11. Employees of Landlord shall not receive or carry messages for or to Tenant or other person, nor contact with or render free of paid services to Tenant's agents, employees or invitees.

12. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

13. The entries, passages, doors, elevators, elevator doors, hallways or stairways shall not be blocked or obstructed; no rubbish, litter, trash, or material of any nature shall be placed, emptied or thrown into these areas; and such areas shall not be used at any time except for ingress or egress by Tenant, Tenant's agents, employees, invitees or visitors to or from the Premises.

14. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be repaired and replaced at Tenant's sole cost and expense, and Landlord shall not in any case be responsible therefor.

15. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of, or otherwise ???? or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

16. The Landlord desires to maintain highest standards of environmental comfort and conveniences for the courtesy. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to the management.

17. The work of the janitor or cleaning equipment shall not be hindered by Tenant after 5:30 p.m. and such work may be done at any time when the offices are vacant, the windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases necessary to prevent unreasonable hardship if Landlord is discharging its obligations regarding cleaning service.

18. Landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment including safes, large files, etc., that are to be placed in the Building, and only those which in the opinion of Landlord might act with reasonable possibility to damage to the floors, structure and/or freight elevator, may be moved into said building. Any damage occurred in connection with the moving or installing of such aforementioned articles to said building of the existence of same in said building shall be paid for by Tenant, unless otherwise covered by insurance.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant, which, in Landlord's opinion, stands to impair the reputation of the Building or its desirability for the executive offices of Landlord or of other lessee, and, upon written consent from Landlord. Tenant will refrain from or discontinue such publicity.

20. The Premises shall not be used for lodging, sleeping, or cooking or for any immoral or illegal purpose or for any purpose that will damage the premises or the reputation thereof, or for any purpose other than that specified in the Lease covering the Premises.

                                   (LANDLORD)

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )


     Before me, the undersigned Notary Public in and for said County and State, on this __________ day of __________________, 19___, personally appeared Paul D.
Wilson, who subscribed the name of Twenty First Properties, Inc., an Oklahoma corporation domesticated in Oklahoma, to the foregoing Lease Agreement as its President and acknowledged to me that he executes the same as himself free and voluntary act and deed and as the free and voluntary act and deed of Twenty First Properties, Inc., an Oklahoma corporation domesticated in Oklahoma, for the uses and purposes therein and forth.

     Witness my hand and official seal the day and year last above written.


My Commission Expires:______________________      ______________________________
                                                           Notary Public

                          (IF TENANT IS A CORPORATION)

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )


     Before me, the undersigned, a Notary Public, in and for said County and State, on this ____________ day of ________________________, 19___, personally appeared ___________________________________, to me known to be the identical person who subscribed the name of ____________________________________________, a corporation, as Tenant to the foregoing Lease Agreement as its _____________, and acknowledged to me that ________________ executed the same as _____________ free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Witness my hand and official seal the day and year last above written.


My Commission Expires:                                     see attached
                      -----------------           ------------------------------
                                                           Notary Public

STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF SAN DIEGO      )


On the 20th day of June, 1999, before me, the undersigned, a Notary Public in and for said County and State, personally appeared CHARLIE SMITH known to me ___ (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ MIRANDA C. LANKS
------------------------------                              [SEAL]
NOTARY PUBLIC